UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  January 28, 2011

EMC INSURANCE GROUP INC.
(Exact name of registrant as specified in its charter)

Iowa	0-10956	42-6234555
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

717 Mulberry Street, Des Moines, Iowa	50309
(Address of principal executive offices)	(Zip Code)

(515) 345-2902
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On January 28, 2011, the Registrant issued a press release announcing that the terms of the excess of loss reinsurance agreement between the Registrant’s reinsurance subsidiary, EMC Reinsurance Company, and Employers Mutual Casualty Company (Employers Mutual), the Registrant’s parent organization, have been revised for 2011.  Effective January 1, 2011, the cost of the $3.0 million retention, or cap, on losses assumed per event is decreasing from 10.5% of assumed premiums written to 10.0% of assumed premiums written.  This change is a result of efforts to ensure that the terms of the agreement are fair and equitable to both parties. This revision was approved at a joint meeting of the Inter-Company Committees of the boards of directors of the Registrant and Employers Mutual on January 27, 2011.  The agreement is filed as Exhibit 10.1.3.  The press release is furnished as Exhibit 99.

Item 7.01	Regulation FD Disclosure.

On January 28, 2011, the Registrant issued a press release announcing that management is increasing its 2010 operating income1 guidance from the previous range of $1.75 to $2.00 per share, to a revised range of $2.15 to $2.25 per share.  The revised guidance is based on a projected GAAP combined ratio of 102.3 percent.  Additional financial information will be available when management reports fourth quarter and year-end financial results on February 24, 2011.  The press release is furnished as Exhibit 99.

1The Registrant uses a non-GAAP financial measure called “operating income” that management believes is useful to investors because it illustrates the performance of our normal, ongoing operations, which is important in understanding and evaluating our financial condition and results of operations. While this measure is consistent with measures utilized by investors to evaluate performance, it is not a substitute for the U.S. GAAP financial measure of net income.

Item 9.01	Financial Statements and Exhibits.

(c)	Exhibits.

Exhibit Number	Description

10.1.3	Excess of Loss Reinsurance Agreement, as amended
99	Press Release

The information contained in this Current Report under Item 7.01 as well as Exhibit 99, shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be incorporated by reference into a filing under the Securities Act of 1933, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized on January 31, 2011.

EMC INSURANCE GROUP INC.
Registrant

/s/ Bruce G. Kelley
Bruce G. Kelley
President & Chief Executive Officer (Principal Executive Officer)

/s/ Mark E. Reese
Mark E. Reese
Senior Vice President and
Chief Financial Officer (Principal Financial and Accounting Officer)

EXHIBIT INDEX

Exhibit Number	Description

10.1.3	Excess of Loss Reinsurance Agreement, as amended
99	Press Release